================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 31, 2005

                            PVC CONTAINER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE                   0-08791                  13-2616435
            -------------             -------------               -------------
           (State or Other        (Commission File No.)         (I.R.S. Employer
             Jurisdiction                                      Identification No.)
          of Incorporation)

               2 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY 07724
               (Address of Principal Executive Offices) (Zip Code)

                  Registrant's telephone number, including area
                                     code:
                                 (732) 542-0060

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         In connection with the closing of its disposition compounding business to PolyOne Corporation ("PolyOne"), as described below under Item 2.01, on May 31, 2005, PVC Container Corporation (the "Company") and its subsidiary, Novatec Plastics Corporation ("Novatec"), entered into a supply agreement (the "Supply Agreement") with PolyOne whereby the Company and Novatec will purchase from PolyOne specified percentages of the Company's and Novatec's requirements of certain polyvinyl chloride compounds through December 31, 2009 at prices specified in the Supply Agreement.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On May 31, 2005, the Company completed the previously announced disposition of its compounding business to PolyOne. The Company received gross proceeds of $1,125,000 (which includes an advance of $500,000 on earn-out payments) and may be entitled to certain additional earn-out payments upon the achievement of certain sales targets through December 31, 2009. As disclosed under Item 1.01 above, the Company also entered into the Supply Agreement with PolyOne in connection with the closing of the disposition.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

(b)      Pro Forma Financial Information

         In accordance with Article 11 of Regulation S-X, the Company is providing following pro forma financial consolidated balance sheet of the Company as of March 31, 2005 and pro forma consolidated statement of operations for the fiscal year ended June 30, 2004 and the nine months ended March 31, 2005 to show the pro forma effect of the sale of its compounding business described under Item 2.01 above. These unaudited pro forma financial statements are based on our historical consolidated financial statements as of and for the year ended June 30, 2004. The unaudited pro forma balance sheet as of March 31, 2005 assumes that the May 31, 2005 disposition of the Company's compounding business occurred on March 31, 2005. The unaudited pro forma statements of operations for the fiscal year ended June 30, 2004 and the nine months ended March 31, 2005 assumes the disposition occurred on July 1, 2003. The unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004. These pro forma results should not be construed to be indicative of future results or results that actually would have occurred had the transactions occurred at the dates presented.



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PVC Container Corporation
Unaudited Pro Forma Consolidated Balance Sheet


                                                                                        March 31, 2005
                                                                    -------------------------------------------------------
                                                                              Historical      Adjustments        Pro Forma
ASSETS
Current assets:
   Cash and cash equivalents                                                     $480,179           $200          $479,979
   Accounts receivable, net                                                    13,754,542     $1,949,109        11,805,433
   Inventories                                                                 13,943,646     $1,016,616        12,927,030
   Prepaid expenses and other current assets                                    1,171,036       $376,634           794,402
   Refundable income taxes                                                      1,849,047             $0         1,849,047
   Deferred income taxes                                                        1,536,041             $0         1,536,041
   Net assets held for disposition                                              1,735,891       $625,000         1,110,891
                                                                  ---------------------------------------------------------
Total current assets                                                           34,470,382     $3,967,559        30,502,823

Other assets                                                                       87,794             $0            87,794
Goodwill, net of accumulated amortization                                               0             $0                 0
Unexpensed proceeds from construction loan                                              0             $0                 0
Properties, plant and equipment at cost, net                                   22,785,641        $23,557        22,762,084
                                                                  ---------------------------------------------------------
                                                                              $57,343,817     $3,991,116       $53,352,701
                                                                  =========================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                            $9,421,437     $1,978,999        $7,442,438
   Accrued expenses                                                             2,710,752     $1,434,522         1,276,230
   Income taxes payable                                                                 0             $0                 0
   Current portion of long term debt                                            2,858,188       $186,336         2,671,852
                                                                  ---------------------------------------------------------
Total current liabilities                                                      14,990,377     $3,599,857        11,390,520

Long-term debt                                                                 26,036,461       $194,420        25,842,041
Interest rate swap                                                                 50,164             $0            50,164
Deferred income taxes                                                           3,165,773             $0         3,165,773
Other liabilities                                                                 100,000             $0           100,000

Stockholders' equity:

   Preferred stock, par value $1.00,
    authorized 1,000,000 shares,
    none issued
   Common stock, par value $.01, authorized                                        70,446             $0            70,446
    10,000,000 shares, 7,044,655 shares issued
   Capital in excess of par value                                               3,810,981             $0         3,810,981
   Retained earnings                                                            9,154,007       $196,839         8,957,168
   Accumulated other comprehensive loss                                          (29,597)             $0          (29,597)
   Treasury stock, at cost (2,262 shares)                                         (4,795)             $0           (4,795)
                                                                  ---------------------------------------------------------
Total stockholders' equity                                                     13,001,042       $196,839        12,804,203
                                                                  ---------------------------------------------------------
                                                                              $57,343,817     $3,991,116       $53,352,701
                                                                  =========================================================



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PVC Container Corporation
Unaudited Pro Forma Consolidated Income Statement

                                           FISCAL YEAR ENDED                                 NINE MONTHS ENDED
                                             JUNE 30, 2004                                    MARCH 31, 2005
                             ---------------------------------------------     ----------------------------------------------

                                Historical    Adjustments      Pro Forma          Historical     Adjustments      Pro Forma
Net Sales                       $97,746,511   $15,581,896     $82,164,615         $73,399,649    $11,422,659     $61,976,990

Cost and expenses:
Cost of goods sold
   (exclusive of
   depreciation and
   amortization expense
   shown separately below)      $78,757,935   $12,692,671     $66,065,264         $61,422,628   $ 10,559,051     $50,863,577
Selling, general and
   administrative expenses      $10,694,406   $ 1,074,849      $9,619,557          $8,677,003     $  544,562      $8,132,441
Depreciation and amortization    $6,263,328      $433,770      $5,829,558          $4,246,024       $349,650      $3,896,374
Goodwill impairment charges                                                        $3,296,299             $0      $3,296,299
Provision for restructuring
   and other exit activities       $475,677            $0        $475,677            $623,825             $0        $623,825
Asset Impairment                         $0            $0              $0          $1,185,423       $733,081        $452,342
                            ----------------------------------------------     ----------------------------------------------
                                 96,191,346    14,201,290      81,990,056          79,451,202     12,186,344      67,264,858
                            ----------------------------------------------     ----------------------------------------------
Income (loss) from operations     1,555,165     1,380,606         174,559         (6,051,553)      (763,685)     (5,287,868)

Other income (expense):
     Interest expense           ($1,864,438)     ($92,259)    ($1,772,179)        ($1,355,939)      ($69,260)    ($1,286,679)
     Interest Income                     $0            $0              $0                  $0             $0              $0
     Other income                  $232,565       $88,065        $144,500            $110,550        $30,850         $79,700
                            ----------------------------------------------     ----------------------------------------------
                                 (1,631,873)       (4,194)     (1,627,679)         (1,245,389)       (38,410)     (1,206,979)
                            ----------------------------------------------     ----------------------------------------------

(Loss) income before benefit
   (provision) for income
   taxes                            (76,708)     1,376,412     (1,453,120)         (7,296,942)      (802,095)     (6,494,847)

Benefit (provision) for
   income taxes                     $11,753     ($210,866)       $222,619          $1,235,655       $135,795      $1,099,860
                            ----------------------------------------------     ----------------------------------------------
Net (loss) income                  ($64,955)   $1,165,546     ($1,230,501)        ($6,061,287)     ($666,300)    ($5,394,987)
                            ==============================================     ==============================================

(Loss) income earnings
   per share:
   Basic                             ($0.01)        $0.17           $0.17              ($0.86)        ($0.09)         ($0.77)
   Diluted                           ($0.01)        $0.17           $0.17              ($0.86)        ($0.09)         ($0.77)

   Basic                          7,042,393     7,042,393       7,042,393           7,042,393      7,042,393       7,042,393
   Diluted                        7,042,393     7,042,393       7,042,393           7,042,393      7,042,393       7,042,393

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2005

                                   PVC CONTAINER CORPORATION

                                   By  /s/ Bertram D. Berkowitz
                                     ------------------------------------------
                                     Name:  Bertram D. Berkowitz
                                     Title: Vice President - Finance and
                                            Corporate Treasurer